UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): January 23, 2013

BE ACTIVE HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-174435	68-0678429
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 West 30th Street, 2nd Floor, New York, New York		10001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-736-2310

(Former name or former address, if changed since last report)

Copies to:
Harvey J. Kesner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant

On January 23, 2013, the Board of Directors (the “Board”) of Be Active Holdings, Inc. (the “Company”) approved the dismissal of Weinberg & Baer LLC (“W&B”) as the Company’s independent registered public accounting firm.

During the fiscal years ended December 31, 2011 and 2010, W&B’s reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except W&B’s audit report for the years ended December 31, 2011 and 2010 stated that several factors raised substantial doubt about the Company’s ability to continue as a going concern and that the financial statements do not include any adjustments that might result from the outcome of this uncertainty.

During the fiscal years ended December 31, 2011 and 2010 and the subsequent periods through January 23, 2013, (i) there were no disagreements between the Company and W&B on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of W&B, would have caused W&B to make reference to the subject matter of the disagreements in connection with its reports on the Company's financial statements; and (ii) there were no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

On January 23, 2013, the Company provided W&B with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that W&B furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated January 23, 2013, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

On January 23, 2013, the Company engaged Cornick Garber Sandler LLP (“CGS”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2012. The change in the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on January 23, 2013.

During the years ended December 31, 2011 and 2010 and the subsequent interim period through January 23, 2013, the Company did not consult with CGS regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement or a reportable event identified in response to (a)(1)(v) of Item 304 of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No .	Description

16.1	Letter re change in certifying accountant from Weinberg & Baer LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 29, 2013

BE ACTIVE HOLDINGS, INC.

By:	/s/ Marc Wexler
Name: Marc Wexler
Title: Chief Executive Officer